UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 21, 2005



                            American Oil & Gas, Inc.
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             (Exact name of registrant as specified in its charter)


           Nevada                      0-31547                   88-0451554
           ------                      -------                   ----------
(State or other jurisdiction       (Commission File            (IRS Employer
      of incorporation)               Number)               Identification No.)


                  1050 17th Street, Suite 1850 Denver, CO 80265
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (303) 991-0173
                                                            -------------

                                       N/A
            --------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------

     On April 21, 2005, American Oil & Gas Inc. (the "Company") and Tower Colombia Corporation, a Colorado corporation ("Tower"), entered into a definitive agreement for, and completed, the merger of Tower with and into the Company. Tower was an independent oil and natural gas company engaged in exploration, development and production of hydrocarbon reserves primarily in the Rocky Mountain region.

     Existing shares of the Company's common stock remain outstanding, the shares of common stock of Tower were cancelled and Tower's shareholders received a total of 5,800,000 shares of Company common stock in exchange. Tower's shareholders were Mr. Patrick O'Brien, Mr. Bob Solomon, and Mr. Kendell Tholstrom. Mr. O'Brien is the Chief Executive Officer and Chairman of the Board of the Company. Mr. Tholstrom is the Secretary and Treasurer of the Company and is a member of the Company's Board of Directors.

     Under the terms of the merger agreement, Tower's former shareholders agree to indemnify the Company for breaches of certain representations, warranties, covenants, and agreements in the merger agreement. This indemnification is limited to the shares of the Company's common stock the former Tower shareholders received in the merger (or the proceeds from the sale thereof). Conversely, the Company also agrees to indemnify the former Tower shareholders for breaches of certain representations, warranties, covenants, and agreements in the merger agreement. The Company's indemnification under the merger agreement is limited to the lesser of (i) an amount equal to the aggregate bid price of the shares of the Company's common stock received by the former Tower shareholders under the merger agreement on the OTC Bulletin Board on April 21, 2005 or (ii) an amount equal to the aggregate bid price of those shares on the OTC Bulletin Board, or on such other national security exchange or registered securities association that the Company's common stock is then traded, on the first day that an amount is due by the Company to the former Tower shareholders under the Company's indemnification requirements in the merger agreement.

     Simultaneously with the completion of the merger of Tower with and into the Company, Mr. Patrick O'Brien, Mr. Bob Solomon, Mr. Kendell Tholstrom, and Mr. Andrew P. Calerich (each, a "Key Employee") each signed employment agreements with the Company. Messrs. O'Brien, Tholstrom, and Calerich have retained their positions with the Company and Mr. Solomon was appointed Vice President of the Company. Each Key Employee's employment agreement has a five year term and sets an annual base salary of $95,000. In addition, each employment agreement provides that the Key Employee will receive standard employment benefits.

     Mr. Calerich's employment agreement provides for a stock option award to purchase 500,000 shares of the Company's common stock at an exercise price of $3.66 per share. One-sixth of this stock option award is immediately exercisable, and one-sixth will become exercisable on April 21 of each of 2006, 2007, 2008, 2009, and 2010, provided that Mr. Calerich continues to be employed by the Company. In addition, pursuant to Mr. Calerich's previous employment agreement, Mr. Calerich acquired 500,000 shares of the Company's common stock as additional compensation, with 250,000 shares vesting on July 1, 2004 and the remaining 250,000 shares scheduled to vest on July 1, 2005, provided that Mr. Calerich continued to be employed by the Company. Pursuant to Mr. Calerich's new employment agreement, 125,000 of these shares now vest on May 1, 2005, and the remaining 125,000 will continue to vest on July 1, 2005, provided that Mr. Calerich continues to be employed by the Company.

     During the term of each Key Employee's employment agreement and, in the event an employment agreement is terminated for Cause (as defined therein) or for certain other reasons, for one year after the termination, each Key Employee is subject to non-competition and non-solicitation provisions, subject to standard exceptions. In the event that the Company's board of directors terminates a Key Employee and the board of directors determines that the termination is not for Cause, the Company shall pay that Key Employee all accrued unpaid compensation up to the date of termination together with compensation and benefits for three months following the date of termination.

     The foregoing descriptions of the merger agreement and each of the employment agreements do not purport to be complete and are qualified in their entirety by reference to those documents, copies of which were filed as Exhibits 2(1), 10(iv), 10(v), 10(vi), and 10(vii), respectively, to the Company's Post Effective Amendment No. 1 to Form SB-2 filed with the Securities & Exchange Commission on April 27, 2005, and incorporated herein by reference.

Item 2.01   Completion of Acquisition or Disposition of Assets.
            ---------------------------------------------------

     To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 2.01 by reference.

Item 3.02   Unregistered Sales of Equity Securities.
            ----------------------------------------

     To the extent applicable, the contents of Item 1.01 above are incorporated into this Item 2.01 by reference. The Company relied on exemptions from registration under the Securities Act of 1933, as amended, including, but not limited to, Section 4(2) of the Securities Act of 1933, as amended, as the basis for this issuance.

Item 7.01.  Regulation FD Disclosure.
            -------------------------

     On April 22, 2005, the Company issued a press release entitled "American Oil & Gas Completes Acquisition of Tower Colombia Corporation." A copy of the press release is attached hereto as Exhibit 99.1.

     On April 25, 2005, the Company issued a press release entitled "American Oil & Gas Reports Results at South Glenburn." A copy of the press release is attached hereto as Exhibit 99.2.

     In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this report shall not be deemed "filed" for the purpose of
Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01   Financial Statements and Exhibits.
            -----------------------------------

(c)  Exhibits

Exhibit Number        Description of Exhibit
--------------        ----------------------
99.1                  Press Release, dated April 22, 2005
99.2                  Press Release, dated April 25, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      American Oil & Gas, Inc.

                                   Signature:  /s/ Andrew P. Calerich
                                               ---------------------------------
                                   Name:           Andrew P. Calerich
                                   Title:  President and Chief Financial Officer

Dated:   April 27, 2005